                                                                    Exhibit 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement (File No. 333-52616) of Davel Communications, Inc. of our report dated March 8, 2002 relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K for the year ended December 31, 2001.

                                         Aidman, Piser & Company, P.A.

Tampa, Florida
March 27, 2002